BancFirst Corporation
                               101 NORTH BROADWAY
                          OKLAHOMA CITY, OKLAHOMA 73102

                                  PRESS RELEASE

     For Immediate Release: Friday, April 18, 2008

     For further  information call Joe T. Shockley Jr., Chief Financial  Officer
     (405) 270-1003 or David Rainbolt, Chief Executive Officer at (405) 270-1002

              BANCFIRST CORPORATION REPORTS FIRST QUARTER EARNINGS

BancFirst Corporation (NASDAQ GSM:BANF) reported net income of $11.6 million or $0.74 diluted earnings per share for the first quarter compared to $11.1 million or $0.69 diluted earnings per share for the same period in 2007. During the first quarter of 2008, the Company recognized a $1.2 million after-tax gain related to the Visa initial public offering.

The Company's net interest income for the first quarter was $35.4 million versus $36.4 million for the same period a year ago. The net interest margin was 4.24% compared to 4.75% in the first quarter of 2007. The decrease in the net interest margin was driven by the Federal Reserve Bank's reduction in rates over the past seven months. Total earning assets for the Company averaged $3.4 billion in the first quarter, up $214 million or 6.8% from a year ago. Total loans were up $165 million or 7.1% compared to the first quarter of 2007. The loan loss provision totaled $1.8 million, compared with no provision last year, due primarily to a single large real estate loan that was downgraded by management. Nonperforming loans equaled 0.41% of total assets, virtually unchanged from a year ago, while net charge-offs represented 0.12% of loans. Both ratios were well below industry peer levels. Noninterest income of $17.2 million included a one-time gain of approximately $1.8 million, before taxes, stemming from the Company's interest in the Visa initial public offering. Core noninterest income was up $1.5 million due to growth in deposit accounts, insurance commissions and premiums and cash management services. Noninterest expense for the quarter totaled $32.9 million compared to $33.4 million for the same period a year ago. Last year's expenses included a $1.9 million charge for the early redemption of trust preferred securities. The increase in the core operating expenses over a year ago was attributable to the increase in salaries and benefits due to the Company's growth, including the acquisition of an insurance agency in the second quarter of 2007.

At March 31, 2008, the Company's total assets were $3.8 billion, an increase of $264 million or 7.5% over the first quarter of 2007. Loans reached $2.5 billion as of March 31, 2008, while deposits increased $233 million to $3.3 billion, representing a 7.6% increase. The Company's equity capital was $386 million or 10.2% of total assets.

The Company was once again recognized as one of America's Best Banks by Bank Director magazine. The publication ranks publicly traded financial institutions by profitability, capital adequacy and asset quality. BancFirst Corporation was ranked 17th out of the 150 largest publicly traded banks and thrifts nationwide.

BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 88 banking locations serving 44 communities across Oklahoma.

The Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.


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

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                                      2008
                                      -------------------------------------------------------------------
                                                                                                 Year-
                                           Q1            Q2            Q3            Q4         To-Date
                                      -----------   -----------   -----------   -----------   -----------
Income Statement Data:
Net interest income                   $    35,387                                             $    35,387
Provision for loan losses                   1,780                                                   1,780
Securities transactions                        28                                                      28
Total noninterest income                   17,241                                                  17,241
Salaries and employee benefits             20,189                                                  20,189
Total noninterest expense                  32,928                                                  32,928
Net income                                 11,594                                                  11,594
Per Common Share Data:
Net income-basic                             0.76                                                    0.76
Net income-diluted                           0.74                                                    0.74
Cash dividends declared                      0.20                                                    0.20
Common shares outstanding              15,183,483                                              15,183,483
Average common shares outstanding -
   Basic                               15,208,049                                              15,208,049
   Diluted                             15,562,570                                              15,562,570
Performance Ratios:

Return on average assets                     1.26%                                                   1.26%
Return on average equity                    12.24                                                   12.24
Net interest margin                          4.24                                                    4.24
Efficiency ratio                            62.57                                                   62.57

                                                                      2007
                                      -------------------------------------------------------------------
                                                                                                 Year-
                                           Q1            Q2            Q3            Q4         To-Date
                                      -----------   -----------   -----------   -----------   -----------
Income Statement Data:
Net interest income                   $    36,374   $    37,437   $    36,969   $    37,506   $   148,286
Provision for loan losses                     (31)          132         2,248           980         3,329
Securities transactions                       227           339         7,723            48         8,337
Total noninterest income                   13,882        15,235        26,790        15,231        71,138
Salaries and employee benefits             18,790        18,937        19,513        19,574        76,814
Total noninterest expense                  33,421        31,618        35,167        34,240       134,446
Net income                                 11,123        13,402        16,944        11,624        53,093
Per Common Share Data:
Net income-basic                             0.71          0.85          1.08          0.76          3.41
Net income-diluted                           0.69          0.83          1.06          0.75          3.33
Cash dividends declared                      0.18          0.18          0.20          0.20          0.76
Common shares outstanding              15,721,936    15,724,536    15,201,459    15,217,233    15,217,233
Average common shares outstanding -
   Basic                               15,750,333    15,723,483    15,620,336    15,209,373    15,574,521
   Diluted                             16,113,434    16,056,768    15,951,069    15,575,630    15,944,622
Performance Ratios:

Return on average assets                     1.31%         1.51%         1.88%         1.27%         1.49%
Return on average equity                    12.83         14.93         18.14         12.60         14.66
Net interest margin                          4.75          4.68          4.55          4.54          4.63
Efficiency ratio                            66.50         60.03         55.16         64.93         61.27


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

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                                               2008
                                                        -------------------------------------------------
                                                             Q1          Q2           Q3           Q4
                                                        ----------   ----------   ----------   ----------
Balance Sheet Data:
Total assets                                            $3,786,111
Total loans                                              2,500,849
Allowance for loan losses                                  (30,193)
Securities                                                 462,832
Deposits                                                 3,302,103
Stockholders' equity                                       386,177
Book value per common share                                  25.43
Tangible book value per common share                         22.65
Balance Sheet Ratios:
Average loans to deposits                                    76.91%
Average earning assets to total assets                       91.27
Average stockholders' equity to average assets               10.27
Asset Quality Data:
Past due loans                                          $      643
Nonaccrual loans                                            11,892
Restructured loans                                             864
Total nonperforming and restructured loans                  13,399
Other real estate owned and repossessed assets               2,074
Total nonperforming and restructured assets                 15,473
Nonperforming and restructured loans to total loans           0.54%
Nonperforming and restructured assets to total assets         0.41
Allowance to total loans                                      1.21
Allowance to nonperforming and restructured loans           225.34
Net charge-offs to average loans                              0.12

                                                                               2007
                                                        -------------------------------------------------
                                                            Q1           Q2           Q3           Q4
                                                        ----------   ----------   ----------   ----------
Balance Sheet Data:
Total assets                                            $3,521,686   $3,601,866   $3,546,338   $3,743,006
Total loans                                              2,336,028    2,345,838    2,399,982    2,487,099
Allowance for loan losses                                  (27,493)     (27,568)     (28,828)     (29,127)
Securities                                                 430,765      459,271      464,534      467,719
Deposits                                                 3,069,206    3,151,553    3,119,775    3,288,504
Stockholders' equity                                       355,478      364,547      358,871      371,962
Book value per common share                                  22.61        23.18        23.61        24.44
Tangible book value per common share                         20.09        20.46        20.80        21.66
Balance Sheet Ratios:
Average loans to deposits                                    77.50%       75.02%       75.51%       76.21%
Average earning assets to total assets                       90.77        90.74        90.89        91.03
Average stockholders' equity to average assets               10.18        10.11        10.35        10.09
Asset Quality Data:
Past due loans                                          $    1,688   $    1,276   $    1,022   $      823
Nonaccrual loans                                             9,909       13,372       13,146       11,568
Restructured loans                                             792          912          989        1,121
Total nonperforming and restructured loans                  12,389       15,560       15,157       13,512
Other real estate owned and repossessed assets               1,233        1,098        1,300        1,568
Total nonperforming and restructured assets                 13,622       16,658       16,457       15,080
Nonperforming and restructured loans to total loans           0.53%      0.66%          0.63%        0.54%
Nonperforming and restructured assets to total assets         0.39         0.46         0.46         0.40
Allowance to total loans                                      1.18         1.18         1.20         1.17
Allowance to nonperforming and restructured loans           221.90       177.18       190.20       215.57
Net charge-offs to average loans                              0.03         0.01         0.17         0.11


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

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                                          Three Months Ended
                                                            March 31, 2008
                                                   -------------------------------
                                                                Interest   Average
                                                     Average     Income/    Yield/
                                                     Balance     Expense     Rate
                                                   ----------   --------   -------
ASSETS
Earning assets:
      Loans                                        $2,493,224   $ 45,249    7.28%
   Securities - taxable                               431,435      4,557    4.24
   Securities - tax exempt                             34,625        522    6.05
   Federal funds sold                                 415,731      3,183    3.07
                                                   ----------   --------
      Total earning assets                          3,375,015     53,511    6.36
                                                   ----------   --------
Nonearning assets:
   Cash and due from banks                            135,121
   Interest receivable and other assets               217,117
   Allowance for loan losses                          (29,394)
                                                   ----------
      Total nonearning assets                         322,844
                                                   ----------
      Total assets                                 $3,697,859
                                                   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
   Transaction deposits                            $  410,017   $    642    0.63%
   Savings deposits                                 1,095,980      7,910    2.89
   Time deposits                                      824,832      8,623    4.19
   Short-term borrowings                               23,644        184    3.12
   Long-term borrowings                                   523          7    5.37
   Junior subordinated debentures                      26,539        491    7.42
                                                   ----------   --------
      Total interest-bearing liabilities            2,381,535     17,857    3.01
                                                   ----------   --------
Interest-free funds:
   Noninterest bearing deposits                       911,055
   Interest payable and other liabilities              25,456
   Stockholders' equity                               379,813
                                                   ----------
      Total interest free-funds                     1,316,324
                                                   ----------
      Total liabilities and stockholders' equity   $3,697,859
                                                   ==========
Net interest income                                             $ 35,654
                                                                ========
Net interest spread                                                         3.35%
                                                                            ====
Net interest margin                                                         4.24%
                                                                            ====


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